Exhibit 10.1

                           PRIVATE PLACEMENT AGREEMENT

         PRIVATE PLACEMENT AGREEMENT (the "Agreement"), dated as of May 13, 2008, by and between BULLION RIVER GOLD CORP., a Nevada corporation (the "Company"), and ________________________ (the "Buyer"). Capitalized terms used herein and not otherwise defined herein are defined in Section 7 hereof.

                                    WHEREAS:

         Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company __________ shares of the Company's common stock, par value $0.001 per share (the "Common Stock") for an aggregate purchase price of __________________ ($______________). The ____________ shares of Common Stock to be purchased hereunder are referred to herein as the "Purchase Shares."

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

         1.       PURCHASE OF COMMON STOCK.

         Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to sell to the Buyer, and the Buyer hereby agrees to purchase from the Company, _____________ shares of Common Stock as follows:

         (a) Purchase of Share. Immediately upon the execution hereof, the Buyer shall buy from the Company as of the date hereof ______________ shares of Common Stock for an aggregate purchase price of _____________ ($___________) or $0.05 per share.

         (b) Payment for Purchase Shares. The Buyer shall pay to the Company $______________ as the full and complete aggregate purchase price with respect to the Purchase Shares via wire transfer of immediately available funds on the same Business Day that the Buyer executes this Agreement. All payments made under this Agreement shall be made in lawful money of the United States of America or wire transfer of immediately available funds to such account as the Company may designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

         (c) Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.


         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer represents and warrants to the Company that as of the date hereof:

         (a) Investment Purpose. The Buyer is entering into this Agreement and acquiring the Purchase Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Purchase Shares for any minimum or other specific term.

         (b) Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

         (c) Reliance on Exemptions. The Buyer understands that the Purchase Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Purchase Shares.

         (d) Information. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchase Shares that have been reasonably requested by the Buyer. The Buyer understands that its investment in the Purchase Shares involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Purchase Shares including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Purchase Shares and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Purchase Shares. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchase Shares.

         (e) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchase Shares or the fairness or suitability of the investment in the Purchase Shares nor have such authorities passed upon or endorsed the merits of the offering of the Purchase Shares.

         (f) Transfer or Sale. The Buyer understands that: (i) the Purchase Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Purchase Shares to be sold, assigned or transferred without such registration; (ii) any sale of the Purchase Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Purchase Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Purchase Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         (g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         (h) No Prior Short Selling. The Buyer represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Buyer, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Section 242.200 of Regulation SHO of the Purchase Shares Exchange Act of 1934, as amended (the "1934 Act")) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Buyer that as of the date hereof and as of the Commencement Date:

         (a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (ii) the authority or ability of the Company to perform its obligations under this Agreement.

         (b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Purchase Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transaction contemplated hereby, the issuance and sale of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been duly executed and delivered by the Company and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The Board of Directors of the Company has approved the resolutions (the "Signing Resolutions") substantially in the form as set forth as Exhibit A attached hereto to authorize this Agreement and the transaction contemplated hereby. The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect. The Company has delivered to the Buyer a true and correct copy of a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. No other approvals or consents of the Company's Board of Directors and/or shareholders is necessary under applicable laws and the Company's Certificate of Incorporation and/or Bylaws to authorize the execution and delivery of this Agreement or the transaction contemplated hereby, the issuance and sale of the Purchase Shares.

         (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, and (ii) no shares of Preferred Stock are issued and outstanding.

         (d) Issuance of Purchase Shares. The sale of the Purchase Shares hereunder has been duly authorized and, upon issuance and payment therefor in accordance with the terms hereof, the Purchase Shares shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

         (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transaction contemplated hereby, the issuance and sale of the Purchase Shares, will not (i) result in a violation of the Certificate of Incorporation, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect.

         (f) Absence of Certain Changes. Since January 1, 2008, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings.

         (g) Acknowledgment Regarding Buyer's Status. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the transaction contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the transaction contemplated hereby and any advice given by the Buyer or any of its representatives or agents in connection with this Agreement and the transaction contemplated hereby is merely incidental to the Buyer's purchase of the Purchase Shares. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives and advisors.

         (h) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Purchase Shares.

         (i) Environmental Laws. The Company believes that it and its Subsidiaries (i) are substantially in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (j) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

         (k) Transactions With Affiliates. None of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

         (l) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.


         4. COVENANTS.

         (a) Filing of Form 8-K. The Company agrees that it shall, within the time required under the 1934 Act file a Report on Form 8-K disclosing this Agreement and the transaction contemplated hereby.

         (b) Blue Sky. The Company shall take such action, if any, as is reasonably necessary in order to obtain an exemption for or to qualify (i) the sale of the Purchase Shares to the Buyer under this Agreement and (ii) any subsequent sale of the Commitment Shares and any Purchase Shares by the Buyer, in each case, under applicable securities or "Blue Sky" laws of the states of the United States in such states as is reasonably requested by the Buyer from time to time, and shall provide evidence of any such action so taken to the Buyer.


         5. ISSUANCE WITH LEGEND; REMOVAL OF LEGEND.

         (a) Issuance of Purchase Shares with Legend. Immediately upon the execution of this Agreement, the Company shall issue to the Buyer the Purchase Shares by delivery of the letter to its transfer agent in the form of Exhibit B attached hereto. The Purchase Shares shall be issued in certificated form and (subject to Section 5(b) hereof) shall bear the following restrictive legend and no other restrictive legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Subject to applicable securities law restrictions, the Company hereby represents and warrants to the Buyer that the Purchase Shares shall be unconditionally freely transferable on the books and records of the Company in all respects and at all times.

         (b) Removal of Legend. On or at any time after November 13, 2008 (six months from the date hereof), the Buyer may request that the Company cause its transfer agent to remove any restrictive legend set forth on the Purchase Shares and otherwise cause the Purchase Shares to become free trading shares. Upon receiving such a request, the Company shall promptly cause its transfer agent to remove any restrictive legend on the Purchase Shares.

         6.       INDEMNIFICATION.

         In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Purchase Shares hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of its affiliates, shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transaction contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby, other than with respect to Indemnified Liabilities which directly and primarily result from the gross negligence or willful misconduct of the Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.


         7.        CERTAIN DEFINED TERMS.

         For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "1933 Act" means the Securities Act of 1933, as amended.

         (b) "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         (c) "Business Day" means any day on which the Principal Market is open for trading including any day on which the Principal Market is open for trading for a period of time less than the customary time.

         (d) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         (e) "Principal Market" means the Nasdaq OTC Bulletin Board.

         (f) "SEC" means the United States Securities and Exchange Commission.

         (g) "Transfer Agent" means the transfer agent of the Company as set forth in Section 8(f) hereof or such other person who is then serving as the transfer agent for the Company in respect of the Common Stock.


         8. MISCELLANEOUS.

         (a) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (e) Entire Agreement. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in this Agreement.

         (f) Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:
                  Bullion River Gold Corp.
                  3500 Lakeside Court, Suite 200
                  Reno, NV 89509
                  Telephone:        775-324-4881
                  Facsimile:        775-324-7893
                  Attention:        Chief Executive Officer

         With a copy to:
                  Richardson & Patel, LLP
                  10900 Wilshire Blvd., Suite 500
                  Los Angeles, CA 90024
                  Telephone:        310-208-1182
                  Facsimile:        310-208-1154
                  Attention:        Nimish Patel, Esq.

         If to the Buyer:
                  Purchaser
                  Telephone:
                                    -----------------
                  Facsimile:
                                    -----------------
                  Attention:
                                    -----------------

         If to the Transfer Agent:
                  Pacific Stock Transfer Company
                  500 E. Warm Springs Road, Suite 240
                  Las Vegas, Nevada 89119
                  Facsimile:        (702) 433-1979

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may not assign its rights or obligations under this Agreement.

         (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (j) No Financial Advisor, Placement Agent, Broker or Finder. The Company represents and warrants to the Buyer that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Buyer represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

         (k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         (l) Remedies, Other Obligations, Breaches and Injunctive Relief. The Buyer's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyer under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Buyer contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Buyer's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         (m) Failure or Indulgence Not Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.


                                    * * * * *

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Private Placement Agreement to be duly executed as of the date first written above.


                                             THE COMPANY:

                                             BULLION RIVER GOLD CORP.


                                             By:
                                                 -----------------------
                                             Name:  Tim Callaway
                                             Title: Chief Executive Officer


                                             BUYER:

                                             PURCHASER


                                             By:
                                                 -----------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                           FORM OF COMPANY RESOLUTIONS
                     FOR SIGNING PRIVATE PLACEMENT AGREEMENT


                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                            BULLION RIVER GOLD CORP.
                             (A Nevada corporation)
                                     IN LIEU
                                       OF
                          SPECIAL MEETING OF DIRECTORS

--------------------------------------------------------------------------------

         The undersigned, being all of the members of the Board of Directors of Bullion River Gold Corp., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.315 and 78.325 of the Nevada Revised Statutes, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent in lieu of a meeting as of May __, 2008.

                          SECURITIES PURCHASE AGREEMENT

         WHEREAS, pursuant to the exemption provided by Rule 506 of Regulation D of the Securities Act of 1933, it is proposed that the Corporation enter into a Private Placement Agreement (the "Agreement"), substantially in the form of Exhibit A hereto, pursuant to which the Corporation will sell up to 47,400,000 shares of Common Stock of the Corporation;

         WHEREAS, each of the Directors signing below has reviewed the Agreement and understands the terms thereof; and

         WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation execute, deliver and perform its obligations under the Agreement.

         NOW, THEREFORE, BE IT RESOLVED, that the Agreement, and the performance of the Corporation's obligations thereunder, be and hereby are approved and adopted in all material respects; and be it further

         RESOLVED, that pursuant to the terms of the Agreement the Corporation be and hereby is authorized to issue and sell up to 47,400,000 shares of the Common Stock of the Corporation at the price of $0.05 per share; and be it further

         RESOLVED, that any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute, deliver and perform the Agreement, with such modifications thereto as any such officer deems necessary or appropriate; and be it further

         RESOLVED, that any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings, including without limitation the filing of Form D with the Securities and Exchange Commission and any blue sky filings, or other documents and to take any additional steps as any officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and be it further

         RESOLVED, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.



                            [SIGNATURE PAGE FOLLOWS]

         This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.

         This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

Dated as of May __, 2008.

DIRECTORS:




----------------------------
Tim Callaway


----------------------------
Dr. Rene Juchler


----------------------------
Dr. Ing. Jorg Otzen

                                    EXHIBIT A
                                    ---------

                          SECURITIES PURCHASE AGREEMENT

                                   EXHIBIT B

      FORM OF LETTER TO THE TRANSFER AGENT FOR THE ISSUANCE OF THE PURCHASE
              SHARES AT SIGNING OF THE PRIVATE PLACEMENT AGREEMENT



                              [COMPANY LETTERHEAD]



[DATE]

VIA FACSIMILE (702) 433-1979

                         Pacific Stock Transfer Company
                      500 E. Warm Springs Road, Suite 240
Las Vegas, Nevada 89119

Re:      Issuance of 42,400,000 Shares to ____________________________

Dear Transfer Agent,

On behalf of BULLION RIVER GOLD CORP,, a Nevada corporation (the "Company"), you are hereby instructed to issue as soon as possible 42,400,000 (Forty Two Million Four Hundred Thousand) shares of our common stock in the name of . I have included a true and correct copy of a unanimous written consent executed by all of the members of the Board of Directors of the Company adopting resolutions approving the issuance of these shares. The shares should be issued subject to the following restrictive legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The share certificate should be sent as soon as possible via overnight mail to the following address:

         Purchaser's Address
         Attention:________________

Thank you very much for your help. Please call me at 775-324-4881 if you have any questions or need anything further.

BULLION RIVER GOLD CORP., a Nevada corporation


BY:_____________________________
Tim Callaway
Chief Executive Officer



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